SCUDDER
                                                                     INVESTMENTS

Scudder Intermediate
Government Trust

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                                Semiannual Report
                                June 30, 2001

Contents
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   3    Performance Summary

   4    Portfolio Management Review

  10    Investment Terms to Know

  11    Portfolio Summary

  12    Investment Portfolio

  14    Financial Statements

  17    Financial Highlights

  18    Notes to Financial Statements

  22    Account Management Resources

  23    Officers and Trustees
                                                Nasdaq Symbol     CUSIP Number
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Scudder Intermediate Government Trust               KGTUS          811163-104
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                                June 30, 2001
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--------------------------------------------------------------------------------
Average Annual Total Returns
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                                    6-month   1-Year  3-Year   5-Year   10-Year
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Based on Net Asset Value               2.66%  10.21%    5.58%    6.64%    6.77%
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Based on Market Price                  3.77%  14.35%    5.20%    7.22%    5.43%
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Net Asset Value and Market Price
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                                                        As of         As of
                                                      6/30/01       12/31/00
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Net Asset Value                                         $7.25         $7.32
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Market Price                                            $6.82         $6.81
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Distribution Review
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Six-Month Distribution                                         $.25
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June Distribution                                              $.04
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Annualized Distribution Rate (based on net asset value)        6.62%
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Annualized Distribution Rate (based on market price)           7.04%
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Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Portfolio Management Review
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Scudder Intermediate Government Trust: A Team Approach
to Investing

Scudder Intermediate Government Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Scott E. Dolan joined the Advisor in 1989. Mr. Dolan joined the fund team in 1998 and is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Mr. Dolan has over 10 years of investment industry experience.

Portfolio Manager Richard L. Vandenberg joined the Advisor as a portfolio manager in 1996. Mr. Vandenberg joined the fund team in 1996 and has over 24 years of investment management experience.

In the following interview, portfolio managers Scott E. Dolan and Richard L. Vandenberg discuss the market environment and their strategy for the trust.

                    Q: The shifting economic environment has provided an interesting backdrop for the bond market during the past six months. What is your take on the performance of the U.S. economy?

                    Portfolio Manager: The economy has been in the doldrums throughout 2001, as the "virtuous circle" that sparked powerful growth in late 1999 and early 2000 has abruptly reversed course. Industrial production has declined, unemployment has risen, and corporate earnings have weakened considerably. Key factors behind the downturn include rising oil prices, the Fed's decision to boost short-term interest rates early in 2000, and an unsustainable boom in spending on technology products that has since reversed (leaving the tech sector awash in inventory). The lone bright spot has been consumer spending, which has helped to keep the economy afloat even as the pace of layoffs has accelerated. (Consumption is two-thirds of the economy, and sets the pace for all gross domestic product, or GDP.) The housing market has also been strong, as low interest rates have attracted buyers.

                    Although the first half of 2001 has brought one of the quickest reversals for the economy since the early 1990s, market participants have remained relatively optimistic about its prospects. The reason for the relatively high level of confidence is twofold. First, the Federal Reserve Board (the Fed) has been exceptionally aggressive in cutting short-term interest rates. As of mid-July, the Federal Funds rate stood at 3.75%, compared to 6.50% at the beginning of the year, which stands as one of the sharpest drops in history. Since economic activity generally picks up anywhere from six to 12 months after rate cuts begin, investors have been encouraged that the downturn will be short-lived. The second key factor is the tax cut package that was passed in April, which will deliver $40 billion worth of rebate checks to consumers in addition to lowering income tax rates in the second half of the year. As a result of these actions, market participants are anticipating recovery and are watching economic data closely for signs of a recovery. Although the numbers have not yet provided hard evidence that the economy has begun to rebound, given the lagging impact of changes in monetary and fiscal policy, the consensus view is that an acceleration of growth is inevitable due to the stimulus that should be provided by lower interest rates and reduced taxes.

                    Q: How has this affected the performance of the various subsectors of the bond market?

                    Portfolio Manager: Looking at Treasuries first, the most notable event of the first half of the year was the steepening of the yield curve. The "yield curve" is a graph that shows the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates. The fact that short-term yields were high while longer-term yields were low (an "inversion") at the end of 2000 indicated that while the short-term rates set by the Fed were still high, the market had begun to anticipate slower growth and lower rates in the future. (Yields tend to reflect expectations for the future, rather than the present.) During the first half of 2001, the Fed's sharp rate cuts allowed the "short end" of the yield curve to fall as prices rose.

                    So, by the end of the second quarter, the bond market had begun anticipating a positive economic response to the 275 basis points of interest rate cuts by the Federal Reserve. This led to higher yields on Treasury securities with maturities of two years or more. Meanwhile, mortgages, which outperformed Treasuries through most of the period, began to underperform Treasuries in June, although agency securities outperformed Treasuries.

                    Q: How did Scudder Intermediate Government Trust perform in this environment?

                    Portfolio Manager: The trust's total return of 2.66% based on changes in net asset value outperformed the 2.27% return of the unmanaged Lehman Brothers Government Bond Index* for the six months ended June 30, 2001. Based on market price, the trust's return for the six months ended June 30, 2001 was 3.77%, reducing the trust's discount to 5.9% as of June
                    30. While the trust held up relatively well versus its peer group through most of the period, its positioning in short and intermediate duration mortgages, agencies, and Treasuries allowed the trust to perform relatively well during the period.

                    Q: In general, how did mortgages perform during the past six months?

                    Portfolio Manager: Overall, mortgage securities generally did well during the period because of their superior income characteristics, which made them attractive to risk-sensitive, income-oriented investors. Income potential rose sharply, and mortgage bond price volatility was less than that of investment-grade corporate bonds. Still, as interest rates declined, prepayment risks (the rate at which


* The Lehman Brothers Government Bond Index is a total-return index generally considered representative of the market for government bonds with maturities of two to 10 years. It is not possible to actually invest in the Index.

--------------------------------------------------------------------------------
Economic Guideposts Data as of 6/30/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                            Federal    Gross       Growth Rate
            Inflation   U.S. Unemployment    Funds     Domestic    of Personal
             Rate (a)       Rate (b)        Rate (c)  Product (d)   Income (e)

Now            3.42%          4.5%           3.75%       1.32%         5.44%
6 months ago   3.40%          4.0%           6.50%       2.81%         7.31%
1 year ago     3.31%          4.0%           6.50%       5.22%         7.14%
2 years ago    2.07%          4.30%           5.0%       3.89%         4.56%


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(a)  The year-over-year percentage change in U.S. consumer prices.

(b)  The percentage of adults out of work and looking for a job.

(c)  The interest rate banks charge each other for overnight loans.

(d) Year-over-year percentage change in the output of goods and services; current figure is an estimate.

(e) Growth rate of individual income from all sources. Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------

                    home owners may pay off their mortgages early or refinance mortgages to take advantage of lower interest rates) began to increase. In fact, by the end of the period, refinancings were coming in stronger than expected. In this environment, the trust's higher allocation to lower-coupon and 15-year mortgages allowed us to avoid much of the impact of refinancing. In general, we try to position the portfolio is such a way as to avoid a large number of prepayments.

                    Q: What's your outlook for the coming months?

                    Portfolio Manager: We believe the majority of the Fed easing is behind us. It appears that the economy, at least on a preliminary basis, is beginning to respond positively to lower interest rates. For now, the bond market is in a narrow "trading range," where we can look for opportunistic duration positions. And, unless their prices become more attractive, we do not expect to take a more aggressive position in mortgages. However, if mortgages do begin to underperform, we would expect to begin overweighting mortgages relative to our peer group. Finally, while the mortgage refinancing market has been stronger than expected, we have positioned the trust in such a way as to reduce the trust's exposure to higher-coupon mortgages while adding mortgages issued more recently with lower interest rates.

                    The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Investment Terms to Know
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        Duration   A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.
--------------------------------------------------------------------------------

            GNMA A security, backed by a pool of individual mortgages and issued by the Government National Mortgage Association (Ginnie Mae), which passes interest and principal payments through to investors. Homeowners make their mortgage payments to a bank; after deducting a service charge, the bank forwards the mortgage payments to the holders of GNMA securities. The U.S. government guarantees that investors will receive timely principal and interest payments even if homeowners do not make their mortgage payments on time.
--------------------------------------------------------------------------------

    Total Return    The most common yardstick to measure the performance of a
                    fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and
                    capital gain distributions, if any, expressed as a
                    percentage gain or loss in value.
--------------------------------------------------------------------------------

     Yield Curve    A graph showing the term structure of interest rates by
                    plotting the yields of all bonds of the same quality with
                    maturities ranging from the shortest to the longest
                    available. The resulting curve shows the relationship
                    between short-, intermediate-, and long-term interest rates.
--------------------------------------------------------------------------------

    Yield Spread    The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow,"
                    for example, it generally indicates that yields have been
                    declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it means that yields have been rising, and prices falling, in
                    relation to the equivalent Treasury issue.
--------------------------------------------------------------------------------

Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms

Portfolio Summary                                                  June 30, 2001
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--------------------------------------------------------------------------------
Portfolio Composition*
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Scudder Intermediate Government Trust               6/30/01       12/31/00
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Agency Debentures                                      18%            17%
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U.S. Treasury Bonds and Notes                          34%            29%
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U.S. Government Agency Pass-Thrus                      47%            52%
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Cash Equivalents (one year or less)                     1%             2%
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                                                      100%           100%
------------------------------------------------------------------------------


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Interest Rate Sensitivity
--------------------------------------------------------------------------------

Scudder Intermediate Government Trust               6/30/01       12/31/00
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Average Maturity                                   6.2 years      7.2 years
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Average Duration                                   4.9 years      4.4 years
------------------------------------------------------------------------------

*    Portfolio composition is subject to change.

Investment Portfolio                                             as of June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------


                                                                    Principal
                                                                    Amount ($)       Value ($)
------------------------------------------------------------------------------------------------
Cash Equivalents 1.4%
------------------------------------------------------------------------------------------------
Zurich Scudder Cash Management QP Trust, 4.062%*
  (Cost $3,493,127)                                                    3,493,127     3,493,127
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
U.S. Treasury Obligations 33.9%
------------------------------------------------------------------------------------------------

U.S. Treasury Bond:
  6.125%, 11/15/2027                                                   4,000,000     4,117,480
  6.5%, 2/15/2010 (b)                                                  9,500,000    10,203,570
  9.125%, 5/15/2009                                                   18,700,000    20,868,078
  10.375%, 11/15/2012                                                 15,200,000    19,225,568

U.S. Treasury Note:
  4.625%, 5/15/2006                                                   12,000,000    11,835,000
  5.75%, 11/15/2005                                                   16,900,000    17,309,149
------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $84,228,647)                                  83,558,845
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Government National Mortgage Association 43.5%
------------------------------------------------------------------------------------------------

Government National Mortgage Association Pass-thru:
  6% with various maturities to 7/1/2031                              14,973,264    14,420,329
  6.5% with various maturities to 7/1/2031 (c)                        37,057,562    36,856,726
  7.% with various maturities to 7/1/2031 (c)                         30,934,927    31,243,998
  7.5% with various maturities to 7/1/2031 (c)                        15,608,216    16,017,693
  8% with various maturities to 7/1/2031                               8,011,760     8,303,434
  8.5% with various maturities to 7/1/2031                               106,825       111,650
  9% with various maturities to 8/15/2022                                255,082       274,160
------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $107,361,865)                 107,227,990
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 2.3%
------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.:
  4.23%, 5/25/2030                                                     3,918,929     3,924,771
  7.5%, 11/1/2030                                                         66,746        68,178
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                    Principal
                                                                    Amount ($)       Value ($)
------------------------------------------------------------------------------------------------
  8.5% with various maturities to 7/1/2030                          410,332          431,530
  9% with various maturities to 8/15/2021                            26,471           28,791
  10.25%, 3/1/2016                                                1,116,794        1,225,883
------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation (Cost $5,636,304)                     5,679,153
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Federal National Mortgage Association 0.5%
------------------------------------------------------------------------------------------------

Federal National Mortgage Association:
  5.5%, 4/1/2016                                                    895,461          865,436
  7% with various maturities to 11/1/2030                           153,325          155,064
  7.5%, 3/1/2015                                                     78,938           81,216
  8%, 8/1/2030                                                       32,023           33,081
  8.5% with various maturities to 9/1/2030                          116,984          122,992
------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association (Cost $1,263,714)                      1,257,789
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Agency Debentures 18.4%
------------------------------------------------------------------------------------------------

Federal National Mortgage Association:
   5.25%, 6/15/2006                                              13,900,000       13,700,118
   5.25%, 1/15/2009                                              32,900,000       31,455,361
------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $46,081,534)                                          45,155,479
------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $248,065,191) (a)                     246,372,383
------------------------------------------------------------------------------------------------

* Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $248,357,104. At June 30, 2001, the net unrealized depreciation for all securities based on tax cost was $1,984,721. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $245,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,230,155.

(b) At June 30, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

(c) When-issued or forward delivery securities (see Note A in Notes to Financial Statements).

--------------------------------------------------------------------------------
At June 30, 2001, open futures contracts are as follows:

                                                     Aggregate Face
                                                -------------------------
                                                             Market       Unrealized
Futures                   Expiration  Contracts  Value ($)  Value ($)    Depreciation ($)
----------------------------------------------------------------------------------------
U.S. Treasury Bonds       9/19/2001       79    8,023,849   7,924,688      (99,161)
----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $248,065,191)          $  246,372,383
--------------------------------------------------------------------------------
Cash                                                                     10,000
--------------------------------------------------------------------------------
Receivable for investments sold                                      24,197,797
--------------------------------------------------------------------------------
Interest receivable                                                  2,367,017
--------------------------------------------------------------------------------
Other assets                                                                142
--------------------------------------------------------------------------------
Total assets                                                        272,947,339
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for when-issued or forward delivery securities               12,907,140
--------------------------------------------------------------------------------
Payable for investments purchased                                    13,305,996
--------------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts             66,656
--------------------------------------------------------------------------------
Accrued management fee                                                  152,561
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     102,560
--------------------------------------------------------------------------------
Total liabilities                                                    26,534,913
--------------------------------------------------------------------------------
Net assets, at value                                             $  246,412,426
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income         (2,050,226)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        (1,692,808)
--------------------------------------------------------------------------------
  Futures                                                               (99,161)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (42,491,622)
--------------------------------------------------------------------------------
Paid-in capital                                                     292,746,243
--------------------------------------------------------------------------------
Net assets, at value                                             $  246,412,426
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net asset value per share ($246,412,426 / 33,996,171
outstanding shares of beneficial interest, $.01 par
value, unlimited number of shares authorized)                    $         7.25
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest                                                        $     7,470,388
--------------------------------------------------------------------------------
Dividend                                                                118,480
--------------------------------------------------------------------------------
Total Income                                                          7,588,868
--------------------------------------------------------------------------------
Expenses:
Management fee                                                          989,113
--------------------------------------------------------------------------------
Services to shareholders                                                 42,175
--------------------------------------------------------------------------------
Custodian fees                                                           18,551
--------------------------------------------------------------------------------
Auditing                                                                 18,510
--------------------------------------------------------------------------------
Legal                                                                     7,782
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              12,311
--------------------------------------------------------------------------------
Reports to shareholders                                                  47,488
--------------------------------------------------------------------------------
Other                                                                     5,234
--------------------------------------------------------------------------------
Total expenses, before expense reductions                             1,141,164
--------------------------------------------------------------------------------
Expense reductions                                                         (29)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                              1,141,135
--------------------------------------------------------------------------------
Net investment income                                                 6,447,733
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                           3,313,623
--------------------------------------------------------------------------------
Futures                                                               1,164,032
--------------------------------------------------------------------------------
                                                                      4,477,655
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                          (3,833,668)
--------------------------------------------------------------------------------
Futures                                                              (1,084,986)
--------------------------------------------------------------------------------
                                                                     (4,918,654)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             (440,999)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $     6,006,734
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Six Months Ended
                                                                June 30, 2001     Year Ended
Increase (Decrease) in Net Assets                                (Unaudited)   December 31, 2000
------------------------------------------------------------------------------------------------
Operations:
Net investment income                                          $     6,447,733 $    14,702,117
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  4,477,655       5,563,079
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      (4,918,654)      4,178,004
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      6,006,734      24,443,200
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                               (8,497,959)    (18,244,937)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   (2,491,225)      6,198,263
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  248,903,651     242,705,388
------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of net investment income of
$2,050,226 at June 30, 2001)                                   $   246,412,426 $   248,903,651
------------------------------------------------------------------------------------------------

Other Information
------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                           33,996,171      33,996,171
------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                 33,996,171      33,996,171
------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights

------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Years Ended December 31,                2001a,g  2000    1999   1998    1997     1996b   1996c
------------------------------------------------------------------------------------------------

Per share operating performance
------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 7.32  $ 7.14  $ 7.85   $ 7.86 $ 7.90  $ 8.02   $ 8.31
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                   .19d     .43d    .42d     .52    .58     .04      .61
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      (.01)     .29    (.55)     .07    .04    (.10)    (.27)
------------------------------------------------------------------------------------------------
  Total from investment operations        .18      .72    (.13)     .59    .62    (.06)     .34
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.25)    (.54)   (.43)    (.56)  (.59)   (.05)    (.62)
------------------------------------------------------------------------------------------------
  Tax return of capital                    --       --    (.15)    (.04)  (.07)   (.01)    (.01)
------------------------------------------------------------------------------------------------
  Total distributions                    (.25)    (.54)   (.58)    (.60)  (.66)   (.06)    (.63)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $ 7.25   $ 7.32  $ 7.14   $ 7.85 $ 7.86  $ 7.90   $ 8.02
------------------------------------------------------------------------------------------------
Market value, end of period            $ 6.82   $ 6.81  $ 6.44   $ 7.56 $ 7.56  $ 7.13   $ 7.38
------------------------------------------------------------------------------------------------

Total Return
------------------------------------------------------------------------------------------------
Based on market value (%)                3.77**  14.91   (7.61)    8.13  15.76   (2.66)** 12.73
------------------------------------------------------------------------------------------------
Based on net asset value (%)e            2.66**  11.32   (1.29)    7.80   8.18    (.81)**  4.38
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)    246      249     243      267    267     269      273
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            .92*     .93     .98      .91    .95     .95*     .91
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            .92*     .92     .98      .91    .95     .95*     .91
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               5.22*    6.08    5.64     6.68   7.44    6.74*    7.61
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               432f*    729     821      422    351      72*     577
------------------------------------------------------------------------------------------------

a    For the six months ended June 30, 2001 (Unaudited).

b    For the one month ended December 31, 1996.

c    For the year ended November 30, 1996.

d    Based on monthly average shares outstanding during the period.

e Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

f The annualized portfolio turnover rate including mortgage dollar roll transactions was 479% for the six months ended June 30, 2001.

g As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.53% to 5.22%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized ** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Intermediate Government Trust (the "Fund"), formerly Kemper Intermediate Government Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed dated. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. As of December 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $42,193,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2001 ($23,615,000), December 31, 2004 ($6,375,000), and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended June 30, 2001, purchases and sales of investment transactions (excluding short-term instruments and mortgage dollar roll transactions) aggregated $633,481,209 and $599,845,888, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $30,980,343 and $67,924,344, respectively.

C. Transactions with Affiliates

Management Agreement. The Fund has a management agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets. The Fund incurred a management fee of $989,113 for the six months ended June 30, 2001.

Shareholder Services Agreement. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $21,273 for the six months ended June 30, 2001.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2001, Trustees' fees and expenses aggregated $12,311.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

ZSI does not pay a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2001, totaled $118,480 and are reflected as dividend income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2001, the Fund's custodian fees were reduced by $29 under these arrangements.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $13,753 reduction in cost of securities and a corresponding $13,753 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $391,982, increase unrealized appreciation (depreciation) by $278,160 and increase net realized gains (losses) by $113,822. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Account Management Resources
--------------------------------------------------------------------------------


      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
--------------------------------------------------------------------------------

      Service Agent   Scudder Investments Service Company

                      P.O. Box 219557
                      Kansas City, MO 64121
                      (800) 294-4366
--------------------------------------------------------------------------------

        Shareholder   Zurich Scudder Investments, Inc.
        Information
                      Web information available at
                      cef.scudder.com
                      (800) 349-4281
--------------------------------------------------------------------------------

      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02109
--------------------------------------------------------------------------------

        Independent   Ernst & Young LLP
           Auditors
                      200 Clarendon Street
                      Boston, MA 02116
--------------------------------------------------------------------------------

Officers and Trustees
--------------------------------------------------------------------------------


TRUSTEES                              OFFICERS

John W. Ballantine                    Mark S. Casady
   Trustee                               President

Lewis A. Burnham                      Philip J. Collora
   Trustee                               Vice President and Assistant Secretary

Linda C. Coughlin                     Kathryn L. Quirk
   Trustee and Vice President            Vice President

Donald L. Dunaway                     Richard L. Vandenberg
   Trustee                               Vice President

James R. Edgar                        Linda J. Wondrack
   Trustee                               Vice President

William F. Glavin, Jr.                John R. Hebble
   Trustee                               Treasurer

Robert B. Hoffman                     Thomas Lally
   Trustee                               Assistant Treasurer

Shirley D. Peterson                   Brenda Lyons
   Trustee                               Assistant Treasurer

Fred B. Renwick                       Maureen E. Kane
   Trustee                               Secretary

William P. Sommers                    Caroline Pearson
   Trustee                               Assistant Secretary

John G. Weithers
   Trustee

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL  60606-5808

A member of [LOGO] Zurich Scudder Investments